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CONFIDENTIAL
                                                                    EXHIBIT 99.2

                                   TERM SHEET
                                JAGNOTES.COM INC.
               ACQUISITION OF 84.88% OF THE OUTSTANDING SHARES OF
                   FINANCIAL BROADBAND HOLDINGS, INC. ("FBH")
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Issuer:                    JagNotes.com Inc. ("Issuer") (JNOT - OTC BB)

Definition:                The transactions contemplated by this term sheet are referred to herein as (the
                           "Transactions").

Consideration:             US$23,524,613 convertible debentures (the "Debentures"), convertible into common stock of the Issuer, par value $0.00001 per share ("Common Stock"). The Debentures shall mature at par on the fifth anniversary date of issuance, at which time they shall be payable in full plus accrued and unpaid interest, if any.

Conversion Price
of Debentures:             Three Dollars and Fifty cents ($3.50) per share (adjusted for stock splits/reverse splits/dividends/etc.).

Coupon of
Debenture:                 Ten percent (10%) p.a., payable quarterly in shares of Common Stock ("Interest
                           Payment"), the number of shares of which shall be determined by dividing the
                           Interest Payment by the average closing bid price of the Common Stock during the 90 trading days immediately preceding the coupon date.

Structure:                 FBH's wholly owned subsidiary, Financial Broadband Network, Inc., shall (at the option of Issuer) be merged into FBH prior to the closing. Each of the following investors will receive a pro-rata allocation of the Debentures and Warrants (as hereinafter defined) in exchange for their respective ownership interest in FBH:

                           FBH Stockholder                                       Interest in FBH(%)
                           ---------------                                       ------------------
                           Canadian Advantage Limited Partnership                       57.66%
                           Advantage Bermuda Fund Limited                               21.32%
                           VC Advantage L.P.                                             0.36%
                           VC Advantage (Bermuda Fund) Ltd.                              0.36%
                           Ashton Technology Group, Inc.                                 5.18%
                                                                                       -------
                                                                                        84.88%

                           Each of the above stockholders of FBH is referred to in this term sheet as an
                           "Investor" and the above stockholders of FBH are referred to collectively, as the
                           "Investors". The Investors, excluding Ashton Technology Group, Inc., are referred to collectively as the "TK Interests."
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Closing Date:              Date on which the Issuer acquires the interests of the Investors in FBH pursuant to a definitive agreement between the Issuer and the Investors.

Conversion:                Conversion under the Debentures shall be permitted in accordance with the following schedule:

                                                                           Percent of Debenture
                           Conversion Periods                                   Convertible
                           ------------------                                   -----------
                           Closing Date thru end of `01                              10%
                           2002                                                      30%
                           2003                                                      30%
                           2004                                                      30%

                           In addition, each of Investor and Issuer shall have the right to require conversion upon a Sale of the Issuer. "Sale" means the sale of the Issuer (whether by merger, consolidation, recapitalization, reorganization or sale of assets or securities of the Issuer) to any individual, partnership, corporation or other entity of any kind
                           (each a "Person") pursuant to which such Person (together with its affiliates)
                           acquires (i) securities representing a majority of the voting power of all securities of the Issuer, assuming the conversion, exchange or exercise of all securities convertible, exchangeable or exercisable for or into voting securities, or (ii) all or substantially all of the Issuer's assets.

Warrants:                  Each Investor shall be entitled to receive on the Closing Date warrants (the "Warrants")
                           to acquire thirteen (13) shares of Common Stock for each share of Common Stock converted by the Investor under its Debenture during the conversion periods set forth above ("Warrant Ratio"), subject to adjustment as set forth below. The
                           Warrant Ratio shall be adjusted in accordance with the Common Stock price criteria set forth below ("Price Criteria"):

                          -------------------- ---------- ----------- ----------- ------------ ---------- ----------
                          Average Price*       $2.00 -    $3.00 -     $4.00 -     $5.00-       $6.00 -    $7.00-
                                               $2.99      $3.99       $4.99       $5.99        $6.99      $7.99
                          -------------------- ---------- ----------- ----------- ------------ ---------- ----------
                          Adjusted Warrant        11          9           7            5           3          1
                          Shares
                          -------------------- ---------- ----------- ----------- ------------ ---------- ----------

                           *Average Price, as used in the above table, means the average closing bid price for the
                           Common Stock for the 20 trading days immediately preceding the Warrant exercise date.

                           The Warrants shall carry a 5-year term.  The Warrants shall become exercisable at the prices indicated pursuant to the following vesting schedule:

                           Vesting
                           -------
                           Allocation                Exercise Price    Exercise Date
                           -----------               --------------    -------------
                           10%                       $0.01             Closing Date
                           30%                       $0.01             January 1, 2002
                           30%                       $0.01             January 1, 2003
                           30%                       $0.01             January 1, 2004
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                           In the event of a Sale, as defined above, the warrants shall become exercisable upon such Sale for the number of adjusted warrant shares accrued as of the date of the Sale. Further, if a Price Criteria is met resulting in an adjustment of the
                           Warrant Ratio, the warrant vesting allocation for the applicable period shall be increased by an additional 10% of all warrants issued and the allocations for the remaining periods shall be decreased by that same10% on a pro-rata basis.

Registration:              Promptly, but no later than 45 days after the Closing Date, the Issuer shall file a
                           Registration Statement (the "Registration Statement") with the Securities and Exchange
                           Commission covering the shares of Common Stock issuable upon conversion of the
                           Debentures and exercise of the Warrants and use its best efforts to ensure that such
                           Registration Statement is declared effective within 120 days.  The Registration
                           Statement shall remain effective until all of the debentures have been retired and all of the Warrants exercised or expired, except for SEC review periods for post-effective amendments.

Share Issuance:            Within 150 days after the Closing, Issuer shall call and hold a meeting of the stockholders for the purpose of increasing the number of shares of authorized Common
                           Stock from 100,000,000 to 200,000,000 shares. At all times, the Issuer shall keep available Common Stock duly authorized for issuance against the Debentures.  If at any time the Issuer does not have available an amount of authorized but unissued Common
                           Stock necessary to satisfy full conversion of the Debentures then outstanding, the
                           Issuer shall call and hold a special meeting within 30 days of such occurrence, for the sole purpose of increasing the number of shares of common stock authorized.

Existing FBH Debt:         The TK Interests shall contribute to the capital of FBH the following promissory notes ("FBH Non-Convertible Notes") currently held by the TK Interests:

                           --------------------------- --------- ------------- --------------- ---------- -----------
                                     Lender              Date    Convertible     Principal     Interest    Maturity
                           --------------------------- --------- ------------- --------------- ---------- -----------
                           Canadian Advantage LP       5/4/01         NO       $165,000        None       Demand
                           --------------------------- --------- ------------- --------------- ---------- -----------
                           Adv Bermuda Fund Ltd        5/4/01         NO       $ 55,000        None       Demand
                           --------------------------- --------- ------------- --------------- ---------- -----------
                           VC Advantage LP             5/18/01        NO       $250,000        6%         5/17/02
                           --------------------------- --------- ------------- --------------- ---------- -----------
                           VC Bermuda Fund Ltd.        5/18/01        NO       $250,000        6%         5/17/02
                           --------------------------- --------- ------------- --------------- ---------- -----------
                           Canadian Advantage LP       6/1/01         NO       $365,000        None       5/1/02
                           --------------------------- --------- ------------- --------------- ---------- -----------
                           Adv Bermuda Fund Ltd        6/1/01         NO       $135,000        None       5/1/02
                           --------------------------- --------- ------------- --------------- ---------- -----------

FBH Warrants:              The warrant rights held by (i) Canadian Advantage Limited Partnership to acquire 292 shares of common stock of FBH and (ii) Advantage Bermuda Fund Limited to acquire 108 shares of common stock of FBH shall be cancelled.

Jefferies:                 The approval of Jefferies & Company, Inc. ("Jefferies") of the Transactions, and the
                           Issuer closing with Jefferies any transactions required as a condition of such approval, shall be conditions precedent to the Closing.
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Advertising
Commitment:                Closing is subject to (a) FBH's subsidiary, Financial Broadband Network, Inc. ("FBN"), entering into a binding written agreement with Infotopia, Inc. (acceptable in all respects to Issuer) pursuant to which Infotopia will purchase from FBN $6,000,000 in advertising over the next twelve (12) months, payable in twelve (12) consecutive monthly installments of $500,000 and (b) such agreement being in full force and effect as of the Closing Date.

Fairness Opinion
& Disinterested
Director:                  Closing is subject to Issuer (a) appointing to its board of directors an outside director who does not have any interests or conflicts with respect to the Transactions
                           (the "Disinterested Director"); (b) obtaining a fairness opinion from a reputable investment banking firm, which investment banking firm and opinion shall be acceptable to the Disinterested Director; and (c) the Disinterested Director approving the
                           Transactions in accordance with the By-Laws of Issuer. Any current directors of
                           Issuer, who are members of the board of directors of Issuer at the time the
                           Transactions are submitted to Issuer's board for approval, may abstain from voting on the Transactions.

Financing:                 Closing is subject to the Issuer obtaining financing sufficient to operate the webcast business once it has been reacquired by the Issuer.

Indemnity:                 Each of the Investors and Thomson Kernaghan & Company, Ltd. ("TK") agrees to indemnify and hold harmless the Issuer (and its directors, officers, employees and affiliates from any loss, cost, liabilities, damages and/or expenses (including, without limitation, attorneys' fees and expenses) arising from, or in connection with any claim by any third parties (or any of their directors, officers, employees or affiliates) that they are entitled to fees or compensation of any kind in connection with the Transactions. The Investors and TK shall be jointly and severally liable for the foregoing indemnity obligations.

Fees:                      Each party shall bear its own fees and expenses in connection with the proposed transaction.

Governing Law:             New York.


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             Subject to agreement on final documents and approval by the board of directors of Issuer.


Dated: June 21, 2001


JagNotes.com Inc.                           VC Advantage (Bermuda) Fund, Ltd.



By: /s/ Stephen Schoepfer                   By: /s/ Mark Valentine
   ------------------------------              ------------------------------
   Name:  Stephen Schoepfer                    Name:  Mark Valentine
   Title: C.O.O.                               Title: Pres., G.P.


Canadian Advantage Limited Partnership      Ashton Technology Group, Inc.



By: /s/ Mark Valentine                      By: /s/ Arthur J. Bacci
   ------------------------------              ------------------------------
   Name:  Mark Valentine                       Name:  Arthur J. Bacci
   Title: Pres., G.P.                          Title: President


Advantage Bermuda Fund Limited



By: /s/ Mark Valentine
   ------------------------------
   Name:  Mark Valentine
   Title: Pres., G.P.


VC Advantage L.P.                           Agreed with respect to indemnity
                                            obligations:
                                            Thomson Kernaghan & Company, Ltd.


By: /s/ Mark Valentine                      By: /s/ Mark Valentine
   ------------------------------              -------------------------------
   Name:  Mark Valentine                       Name:  Mark Valentine
   Title: Pres., G.P.                          Title: Chairman





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